ETF2-P7 09/25

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED SEPTEMBER 30, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2025, OF
FRANKLIN DYNAMIC MUNICIPAL BOND ETF (THE “FUND”)

Effective September 30, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1. The following is added to the section titled “Fund Summary – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Garrett L. Hamilton
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2025.

2. The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Garrett L. Hamilton Portfolio Manager of Advisers
Mr. Hamilton has been a portfolio manager of the Fund since September 2025. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Hamilton was a portfolio manager for Putnam Investment Management, LLC (“Putnam Management”). He joined Putnam Management in 2016.

3. The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Garrett L. Hamilton*	Registered Investment Companies	16	20,612.9	None	None
	Other Pooled Investment Vehicles	2	238.1	None	None
	Other Accounts	None	None	None	None

*Information is provided as of August 31, 2025.

4. The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Garrett L. Hamilton*	None

*Information is provided as of August 31, 2025

Please retain this supplement for future reference.